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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[X]      Soliciting Material Pursuant to Section 240.14a-12

                         MORTON'S RESTAURANT GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies: _____________________________________________________

         (2)      Aggregate number of securities to which transaction applies:
                  ______________________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:
                  ______________________________________________________________

         (5)      Total fee paid:_______________________________________________

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid: ______________________________________

         (2)      Form, Schedule or Registration Statement No.: ________________

         (3)      Filing Party: ________________________________________________

         (4)      Date Filed: __________________________________________________


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From:    KEKST AND COMPANY                           May 21, 2002
         Lissa Perlman
         David Lilly
         437 Madison Avenue
         New York, NY  10022-7001
         (212) 521-4800


For:     MORTON'S RESTAURANT GROUP, INC.             FOR IMMEDIATE RELEASE
         3333 New Hyde Park Road
         New Hyde Park, NY  11042
         (516) 627-1515
         www.mortons.com

Contact: Thomas J. Baldwin, Executive Vice President, Chief Financial Officer, Morton's Restaurant Group, Inc.

                        MORTON'S COMMENTS ON ICAHN FILING

NEW HYDE PARK, NY - In response to today's filing by High River Limited Partnership, Barberry Corp. and Carl Icahn, Morton's Restaurant Group, Inc. (NYSE:MRG) stated: "Mr. Icahn's letter has been referred to the Special Committee of the Board of Directors and its advisors for evaluation."

FORWARD-LOOKING STATEMENTS

THIS DOCUMENT CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES RELATING TO THE PROPOSED MERGER AND OTHER FUTURE EVENTS, INCLUDING WHETHER AND WHEN THE PROPOSED MERGER WILL BE CONSUMMATED. A VARIETY OF FACTORS COULD CAUSE ACTUAL EVENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, RISKS THAT STOCKHOLDER APPROVAL AND REGULATORY AND THIRD PARTY CLEARANCES MAY NOT BE OBTAINED IN A TIMELY MANNER OR AT ALL, THAT THE REQUIRED MINIMUM EARNINGS LEVEL MAY NOT BE ACHIEVED BY THE COMPANY, THAT AN ORDER OR INJUNCTION MAY BE IMPOSED PROHIBITING OR DELAYING THE MERGER AND THAT ANY OTHER CONDITIONS TO THE MERGER MAY NOT BE SATISFIED OR WAIVED. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION.

INFORMATION CONCERNING PARTICIPANTS

MORTON'S RESTAURANT GROUP, INC. AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM MORTON'S STOCKHOLDERS TO APPROVE THE MERGER. THESE INDIVIDUALS HAVE INTERESTS IN THE MERGER, SOME OF WHICH MAY DIFFER FROM OR MAY BE IN ADDITION TO THOSE OF MORTON'S STOCKHOLDERS GENERALLY. THOSE INTERESTS, WHICH WILL BE DESCRIBED IN GREATER DETAIL IN THE PROXY STATEMENT WITH RESPECT TO THE MERGER, INCLUDE INTERESTS RELATED TO THE AFFILIATION OF CERTAIN MORTON'S DIRECTORS WITH THE ACQUIRING ENTITY, POTENTIAL EMPLOYMENT RELATIONSHIPS AND INDEMNIFICATION.

AVAILABILITY OF PROXY STATEMENT

ON APRIL 16, 2002, MORTON'S RESTAURANT GROUP, INC. FILED A PRELIMINARY PROXY STATEMENT CONTAINING INFORMATION ABOUT MORTON'S, MORTON'S ACQUISITION COMPANY, MORTON'S HOLDINGS, LLC, CASTLE HARLAN PARTNERS III, L.P., THE MERGER AND RELATED MATTERS. THE COMPANY ANTICIPATES RELEASING ITS DEFINITIVE PROXY STATEMENT AS PROMPTLY AS POSSIBLE,

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SUBJECT TO SEC REVIEW. MORTON'S PLANS TO SEND A COPY OF THE DEFINITIVE PROXY
STATEMENT TO STOCKHOLDERS TO SEEK THEIR APPROVAL OF THE MERGER. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN THE DEFINITIVE PROXY STATEMENT, WHEN AVAILABLE, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT MORTON'S WITHOUT CHARGE, AT THE SEC'S WEB SITE (HTTP://WWW.SEC.GOV). STOCKHOLDERS MAY ALSO OBTAIN COPIES OF THESE DOCUMENTS WITHOUT CHARGE BY REQUESTING THEM IN WRITING FROM MORTON'S RESTAURANT GROUP, INC., 3333 NEW HYDE PARK ROAD, NEW HYDE PARK, NEW YORK, 11042, ATTENTION:
CORPORATE SECRETARY, OR BY TELEPHONE AT (516) 627-1515.


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